UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 10, 2019

ENBRIDGE INC.
(Exact Name of Registrant as Specified in Charter)

CANADA	001-15254	98-0377957
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200, 425 - 1st Street S.W.
Calgary, Alberta T2P 3L8, Canada
(Address of Principal Executive Offices) (Zip Code)

(403) 231-3900
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	ENB	New York Stock Exchange

ITEM 8.01    Other Events.
Enbridge Inc. (the “Company”) is filing this Current Report on Form 8-K to update the consolidated financial statements of the Company and the accompanying notes contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018 (the “2018 Annual Report”), filed with the Securities and Exchange Commission on February 15, 2019. The Company is also filing, as Exhibit 99.2 hereto, a revised report of its independent registered public accounting firm. The revised report is incorporated by reference herein.
As previously disclosed, pursuant to agreements effective as of January 22, 2019, Enbridge Energy Partners, L.P., a Delaware limited partnership and wholly-owned subsidiary of the Company (“EEP”), and Spectra Energy Partners, LP, a Delaware limited partnership and wholly-owned subsidiary of the Company (“SEP”), guarantee certain outstanding series of notes of the Company and the Company guarantees certain outstanding series of notes of EEP and SEP. Rule 3-10 of Regulation S-X, Financial Statements of Guarantors and Issuers of Guaranteed Securities Registered or Being Registered, permits a parent company registrant to file condensed consolidating financial information with respect to any subsidiary issuer or guarantor in lieu of filing the financial statements of any such subsidiary that would be required for a registrant by Regulation S-X. The updated financial statements of the Company, filed as Exhibit 99.1 hereto and incorporated herein by reference, include condensed consolidating financial information with respect to EEP and SEP in reliance on Rule 3-10.
Except as described above, the Company has not updated the consolidated financial statements included in the 2018 Annual Report. Accordingly, the updated consolidated financial statements and accompanying notes filed with this Current Report on Form 8-K, with the exception of the foregoing, do not reflect events occurring after the date of the filing of the 2018 Annual Report.

ITEM 9.01    Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description
99.1	Updated Consolidated Financial Statements of Enbridge Inc. and Accompanying Notes.
99.2	Report of Independent Registered Public Accounting Firm.
23.1	Consent of PricewaterhouseCoopers LLP.
101.INS	XBRL Instance Document.
101.SCH	XBRL Taxonomy Extension Schema.
101.CAL	XBRL Taxonomy Extension Calculation Linkbase.
101.DEF	XBRL Taxonomy Definition Linkbase.
101.LAB	XBRL Taxonomy Extension Label Linkbase.
101.PRE	XBRL Taxonomy Extension Presentation Linkbase.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ENBRIDGE INC. (Registrant)

Date: May 10, 2019	By:	/s/ Tyler W. Robinson
Tyler W. Robinson Vice President & Corporate Secretary and Chief Compliance Officer (Duly Authorized Officer)